Liquidity risk	12 Months Ended
Dec. 31, 2023
Disclosure of Financial Risk Management [Abstract]
Liquidity risk
5.4 Liquidity risk
Liquidity risks arise from not having the necessary resources available to meet maturing liabilities with regard to timing, volume and currency structure. On’s finance department is centrally managing the net cash and cash equivalent position to mitigate liquidity risk and to ensure On’s obligations can be settled on time.
Main procedures in place to mitigate liquidity risks comprise:
•Centralized control system to manage the net financial position of On and its subsidiaries;
•Obtaining and maintaining forward-looking credit lines to create an adequate debt structure optimizing the liquidity provided by the credit system;
•Continuous monitoring of future cash flows based on rolling forecast and budget data.

Contractual maturities of On’s undiscounted financial liabilities:

(CHF in millions)	Due < 3 months	Due 4 to 12 months	Due 1 to 5 years	Due > 5 years	12/31/2023

Trade payables	65.1	—	—	—	65.1
Current lease liabilities	11.7	35.2	—	—	46.9
Other financial liabilities	14.8	—	—	—	14.8
Other current financial liabilities	26.5	35.2	—	—	61.7
Non-current lease liabilities	—	—	135.1	81.3	216.4
Other non-current financial liabilities	—	—	135.1	81.3	216.4

(CHF in millions)	Due < 3 months	Due 4 to 12 months	Due 1 to 5 years	Due > 5 years	12/31/2022

Trade payables	111.0	—	—	—	111.0
Current lease liabilities	5.8	18.5	—	—	24.4
Other financial liabilities	9.5	—	—	—	9.5
Other current financial liabilities	15.4	18.5	—	—	33.9
Non-current lease liabilities	—	—	73.6	79.7	153.3
Other non-current financial liabilities	—	—	73.6	79.7	153.3
As at December 31, 2023 and 2022, the Company's accrued expenses included CHF 69.6 million and CHF 25.0 million, respectively, related to outstanding vendor invoices for marketing, freight, customs, selling and distribution costs, with an expected due date in the next three to four months.
On July 7, 2023, On entered into a CHF 700 million multicurrency credit facility agreement. On has an option to increase the total availability of borrowings under the facility in an aggregate amount of up to CHF 200 million, subject to the satisfaction of certain customary conditions. As of the date hereof, we have utilized CHF 155.3 million of this credit facility to cover our bank guarantees and letters of credit as mentioned in 4.8 Commitments and contingencies. We have not drawn cash under this credit facility and we do not currently expect to draw cash from the facility agreement in the near term. We entered into the facility agreement as part of our prudent financial planning strategy to create future financial flexibility to better align with the size and maturity of the Company. The proceeds of any borrowings under the facility agreement may be used towards the financing of working capital requirements and for general corporate purposes of the Company, including the roll-in of certain existing bank guarantees and the issuance of new bank guarantees. The facility agreement has an initial term of three years and may be extended twice for a period of one year each.
As at July 7, 2023, the bank guarantees mentioned in 4.8 Commitments and contingencies have been rolled into this new facilities agreement and we no longer have any restricted cash as mentioned in 4.1 Net cash and cash equivalents.

As at December 31, 2022, we had three bank overdraft facilities with different lenders with credit limits of up to CHF 100 million, CHF 25 million and USD 35 million, respectively.

The new multicurrency credit facility also contains financial covenants that depend on our consolidated equity as well as our net debt to adjusted EBITDA ratio. As of and during the year ended December 31, 2023, we were in compliance with all covenants under the new credit facility. As of and during the year ended December 31, 2022 we were in compliance with all covenants under the previous bank overdraft facilities.

The following assets have been pledged in relation to the new multicurrency credit facility agreement:

(CHF in millions)	12/31/2023	12/31/2022

Trade receivables	145.8	43.4
Inventory	285.2	234.9
Assets pledged	431.0	278.3